Supplement dated May 10, 2010
to the
PineBridge Mutual Funds
Prospectus and Statement of Additional Information
dated March 30, 2010, as supplemented April 7, 2010

This supplement makes the following amendments to disclosures in the Prospectus and Statement of Additional Information (“SAI”) dated March 30, 2010, as supplemented April 7, 2010.

On April 20, 2010, at a Special Meeting of Shareholders (the “Meeting”) of the PineBridge US Small Cap Growth Fund (the “Fund”), shareholders voted to approve: 1) an Investment Advisory Agreement for the Fund with PineBridge Investments LLC; and 2) a change in the classification of the Fund’s investment objective from fundamental to non-fundamental.

Accordingly, all references in the Prospectus and Statement of Additional Information regarding the interim investment advisory agreement pursuant to which PineBridge previously managed the Fund, the classification of the Fund’s investment objective as fundamental, and the requisite shareholder approval for the investment advisory agreement and change in the classification of the Fund’s investment objective, are hereby deleted.

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Please retain this supplement for future reference.